AROTECH

ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

NASDAQ: ARTX | www.arotech.com



AROTECH INVESTOR PRESENTATION

MARCH 2014

SAFE HARBOR STATEMENT

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

Forward looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended) regarding Arotech Corporation (Arotech) and/or its subsidiaries collective the company, to the extent such statements do not relate to historical or current fact. Forward Looking Statements are based on management's expectations, estimates, projections and assumptions. Forward looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results, performance and trends may differ materially from these forward looking statements due to a variety of factors, including, without limitation: product and technology development; the uncertainty of the market for Arotech's products; changing economic conditions; delay, cancellation or non-renewal, in whole or in part, of contracts or of purchase orders (including as a result of budgetary cuts resulting from automatic sequestration under the Budget Control Act of 2011); and other risk factors detailed in Arotech's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2012 , as amended, and other filings with the Securities and Exchange Commission. Arotech assumes no obligation to update the information in this release. Reference to the Company's website above does not constitute incorporation of any of the information thereon into this presentation. The factors listed above are not all-inclusive, and further information is contained in Arotech's latest annual report on Form 10-K, which is on file with the U.S. Securities and Exchange Commission. All forward looking statements speak only as of the date of this release. Arotech does not undertake to update its forward-looking statements.

WHAT WE DO

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

Profitable and Growth Engine

Battery and Power Systems Technologies



Profitable, Growing & Cash Generating

Training and Simulation Systems



"Our goal is to provide quality defense and security products for the military, law enforcement and homeland security markets."

BATTERY PRODUCTS

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

A *one-stop-shop* for reliable and technically superior custom power solutions

SWIPES & Rechargeable	High Energy	UW and UAVs	Battery Management Systems
			

Customers include, among others:

THALES
भारत इलेक्ट्रॉनिक्स BHARAT ELECTRONICS
Elbit Systems
EAM EASTERN AERO MARINE
U.S.ARMY
צ.ה.ל. ISRAEL DEFENSE FORCE

SIMULATION PRODUCTS

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

Vehicle Simulators



Judgmental Use of Force


milo
RANGE

High Speed Weapons Simulation



Research Simulation



Out of 250+ customers per year, customer base includes:

U.S.ARMY
U.S. Department of Homeland Security
Department of the Navy – United States Marine Corps
Department of the Navy – United States of America
Department of the Air Force
YORK REGION TRANSIT

L3 communications
LOCKHEED MARTIN
BOEING
CUBIC
DRS TECHNOLOGIES
Raytheon

AROTECH AT A GLANCE

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

GROWTH 2008-13 REVENUE BY DIVISION & EBITDA MARGIN

US$ MILLIONS, %

EBITDA guidance
$6.1-$6.3m



5.3%
6.0%
5.3%
2.7%
2.2%
7%+
51.2
57.0
54.2
62.1
79.1
89-90
15.2
17.8
18.7
19.3
Battery 20.9
36.0
39.2
35.6
42.9
Sim. 58.2
Revenue guidance
2008
2009
2010
2011
2012
2013P

Employees
>400

NASDAQ
Ticker Symbol
ARTX

Headquartered
Ann Arbor, MI



CEO 7%
Senior Exec. 8%
Free Float 85%

Shares Outstanding
20.8m

AROTECH AT A GLANCE

ARQTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

GROWTH – REVENUE AND EBITDA TREND

US$ MILLIONS



100
80
60
40
20
0

	2008A	2009A	2010A	2011A	2012A	2013P
SALES	51.2	57.0	54.2	62.1	80.1	89.0



8
6
4
2
0

	2008A	2009A	2010A	2011A	2012A	2013P
EBITDA	2.0	2.7	2.7	1.7	2.6	6.9

KEY PROGRAMS: VCTS

VIRTUAL CLEARANCE TRAINING SUITE
DETECT • IDENTIFY • NEUTRALIZE



RG-31/33 Panther Trailer
(4) RG- Simulators



IOS/AAR Trailer:
(3) Shared IOS/AAR Stations



Buffalo Trailer – (4) Buffalo Simulators



Husky/JERRV/Talon Trailer –
(2) Husky's, (1) Talon, (1) Talon IOS,
(1) JERRV, and (1) JERRV IOS









Virtual Clearance Training Suite (VCTS)

- Trains route clearance teams on techniques to detect and neutralize improvised explosive devices (IEDs)
- Contract valued at $78m (for 28 suites, each with 4 trailers) with an additional $25m in options
- Received recent modifications to the contract for additional $11m
- On schedule and delivered 21 suites to date; on schedule for balance of 7 suites

KEY PROGRAMS:







Trainer for Air National Guard Boom Operators

- High fidelity immersive simulation trainer replicating KC-135R Block 40 boom pod
- The BOSS is intended for squadron level training to be co-located with operational KC-135 air refueling wings
- BOSS provides Air National Guard with significant ROI and cost savings
- Exercised options: 16 production units, a demonstrator retrofit, and initial 12 months Contractor Logistical Support
- The ANG BOSS contract is for $25m over 5 years; currently funded at just under $23m
- Completed initial design and executing first unit production phase

GROWTH ENGINE: SWIPES

- **SWIPES: S**oldier **W**orn **I**ntegrated **P**ower **E**quipment **S**ystems
- Efficient energy system for Future Soldier
  - 30% reduction in battery weight
  - Modular power distribution system
  - Suitable for any power source
  - Batteries always charged and ready for use
- Army/OEM requested development in progress
- Launched in 2010 and first sale to the US army at the start of 2012
- **Further growth potential:**
  - Other branches of the US Armed Forces
  - Israeli army (in development)
  - Other armies


U.S. ARMY
GREATEST
INVENTIONS '10


or

DEVELOPMENT PROGRAMS

ABPS DIVISION NEW DEVELOPMENTS:

- HIGH POWER LITHIUM TO REPLACE LEAD-ACID – NATO 6T
- BATTERY MANAGEMENT SYSTEM (BMS) FOR SAFETY
- NEW IRON FLOW STORAGE BATTERY


Battery Management


Silent Watch


Today's Redox Flow Battery Design
Cathode Liquid
Membrane
Anode Liquid
New Lithium-Polysulfide Flow Battery Design
Lithium Anode
Coating
Polysulfide Cathode

DEVELOPMENT: NATO 6T ALTERNATIVE

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

NATO 6T Standardized battery is used in 95% of Military Vehicles

Advantages of Lithium-ion alternative to standard Lead-Acid:

Higher Energy Density and Higher Power Density Energy Storage Systems

- More Capacity
- More Power
- Longer Shelf Life
- Better Value
- Reliability
- Safety

Specifications	Baseline 6T Lead Acid	Our Technology Goals
Voltage	12V	24V
Capacity (Rate)	120Ahr (C/20)	180Ahr (C/2)
Peak Current	1100A	~1000A
Deep Cycle Life (100% DOD)	120	1000
Weight	40kg	35-40kg
Energy Density	36Wh/kg	110-120Wh/kg

OUR GOAL:

Provide these advantages and make the battery cost effective

DEVELOPMENT: BMS

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

BMS – Battery Management System - is vital for Lithium battery safety to: Reduce safety hazard and increase battery life

Some of the functions our generic BMS will manage for batteries up to 1,000 Volts:

- Monitor and report on these aspects of the battery:
  - bidirectional current
  - cells voltage and temperatures
  - battery voltage
  - battery voltage insulation level
- Control:
  - battery fan/pump speed
  - cell balancing
  - low/zero current protection
- Track SOC (State of Charge) & SOH (State of Health)



BMS
monitoring
report
signals
balance
Measurement & Pack Management
override
High Level vehicle controller
power
protection
power
Lithium pack

GAME-CHANGER: IRON FLOW GRID STORAGE

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

Grid Storage

- The highly variable supply of renewables requires a buffer to supply the relatively flat demand for energy
- Grid storage is an energy buffer (storage) facility that takes power and stores it for later use

Opportunity for Grid Storage

- Creating a reliable and constant supply of power that can be drawn on as demanded, regardless of variable nature of supply
- Arotech's EFL subsidiary is currently developing an Iron Flow battery for grid storage
- Lab tests have been very promising so far


Solar Panel(s)
Variable Supply


Relatively Constant Demand

Electric Fuel®

MARKET FOR GRID STORAGE

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

TOTAL INSTALLED CAPACITY OF ADVANCED BATTERIES FOR UTILITY-SCALE APPLICATIONS

BY REGIONS, 2012-2022



18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
(MW)
North America
Western Europe
Eastern Europe
Asia Pacific
Latin America
Middle East
Africa
45% CAGR 2014-2022
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

*Source: Pike Research

Global energy storage market expected to exceed

US$400bn

by 2020

Electric Fuel®

OUR IRON FLOW BATTERY

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES




Electrolyte tank
Electrode
Ion-selective membrane
Electrolyte tank
Electrolyte
Electrolyte
Pump
Power source/load
Pump

- ✓ **Patent pending** Iron/Iron Ferrocyanide chemistry
- ✓ **Lowest total lifecycle cost**
- ✓ **Lowest energy density capital cost**
- ✓ **Competitive power capital cost**
- ✓ **Low maintenance cost**
- ✓ **Made from abundant and cheap natural resources**
- ✓ **Safe and proven chemistry**

Product with huge potential

in massive market

Electric Fuel®

OUR COMPETITIVE ADVANTAGE

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

Chemistry	Example Company	Plant Cost	Running Cost	Efficiency	Cycle Life	Safety	Maturity	Competitive Disadvantage
FLOW BATTERIES								
Iron Ferrocyanide	***In development***	●	◖	◖	●	●	○	None
Vanadium Redox	Prudent Energy	○	○	◖	●	●	◖	High cost
Zinc Bromine	Primus Power	◖	○	◖	●	○	◖	Small units only. Toxic bromine
Iron Chromium	Enervault	◖	○	◖	◖	◖	○	Expensive. Low efficiency., Toxic chromium
Hydrogen Bromine	EnStorage	◖	○	◖	◖	○	○	Flammable pressurized hydrogen and toxic bromine. High cost from platinum catalyst
Zinc Chlorine	Primus Power	◖	○	◖	○	○	○	Zinc gives limited cycle life Toxic chlorine
Zinc Ferrocyanide	ViZn	◖	○	◖	○	●	○	Zinc gives limited cycle life. Complicated flow system.
NON-FLOW BATTERIES								
Lithium ion	A123	○	●	●	◖	●	◖	High cost. Lithium scarce. Limited cycle life or low energy density.
Sodium sulfur/chloride	GE	○	◖	◖	◖	◖	◖	High cost.
Advanced Lead Acid	Axion	●	●	●	○	◖	◖	Limited cycle life Lead disposal
Aqueous Sodium Ion	Aquion	●	◖	○	◖	●	○	Low energy density Hydrogen gassing issues

● - Good ○ - Poor

Electric Fuel®

COMPARISON OF ELECTROCHEMICAL ENERGY STORAGE TECHNOLOGIES

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

Storage Technology	Efficiency (AC to AC)	Cycle Life	Representative System	$/kW $/kWh
Sodium Sulfur	75%	4,500 (at 90% DoD*)	1 MW/6 MWh	$3,200 - $4,200/kW $450 - $500/kWh
Lithium-ion	85% - 90%	5,000-7,000 (at 90% DoD*)	1 MW/3 MWh	$1,000 - $1,500/kW $850 - $1,500/kWh
Advanced Lead-acid	80% - 85%	1,500-2,000 (at 90% DoD*)	1 MW/ 1MWh	$800 - $2,500/kW $500 - $3,000/kWh
Flow Battery	60% - 75%	5,000 (at 100% DoD*) (mainly calendar life limited; here 15 years/2 cycles/day)	1 MW/6 MWh	ZnBr: $1,400-$1800/kW $300-$775/kWh VR: $3,500-$3,700/kW $700-$1,250/kWh
Arotech's *Electric Fuel*®	**Same as above Flow Battery**			**Estimated $1,500-$2500/kW $250-400/kWh**

TIMELINE

Stage I: Complete

- Feasibility demonstrated
- In-house anode development started
- Experimental membranes procured
- Cost analysis done and very competitive
- Basic concept patent pending
- Filing additional patents

TIMELINE

Stage II: 2014

- Demonstrate a lab scale pilot
- Fabricate unique membrane
- Manufacture anode in house
- **Completion date - Q4 2014**



TIMELINE

Stage III: 2015-2016

- Demonstrate 20kW/100kWh pilot (size of a shipping container)
- Exceed cost target for mass production
- Pilot production facility for flow battery components
- Secure Beta-site program with energy supplier
- Budget - $4-6M



SUMMARY

ARROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

Our Iron flow battery has the potential to become a player in very fast growing global energy storage market expected to be more than 400 billion dollars by 2020

AROTECH

ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

NASDAQ: ARTX | www.arotech.com



THANK YOU!